                                                                    EXHIBIT 10.6

                                  [executed]
                                Amendment No. 3
                                      to
                             Transaction Agreement

         This Amendment No. 3 ("Amendment") to the Transaction Agreement dated as of July 8, 1998, as amended by Amendment No. 1 dated as of December 18, 1998 and Amendment No. 2 dated as of February 18, 1999, (the "Original Agreement") is made as of May 14, 1999, among Choice One Communications Inc. (the "Corporation"), Choice One Communications L.L.C. (the "LLC") and the persons listed on the signature pages hereto that have executed a counterpart hereof.

         WHEREAS, the initial holders of Investor Equity and Management Equity entered into the Original Agreement on July 8, 1998 in connection with their investments in the Corporation to be held initially through their ownership of Units in the LLC;

         WHEREAS, certain additional persons have become holders of Management Equity pursuant to the terms of the Original Agreement subsequent to July 8, 1998; and

         WHEREAS, the parties hereto desire to effect an amendment to the Original Agreement to change the quorum requirement for action by the Board of Directors of the Corporation;

         WHEREAS, this Amendment requires the prior written consent of the holders of at least 80% of the Investor Equity and Management Equity, consenting as a single class (as well as the consent of each of Fleet, Waller-Sutton and MSCP);

         NOW, THEREFORE, the parties hereto hereby agree as follows:

         SECTION 1. Amendment to Original Agreement. Section 5.03(c) of the Original Agreement is hereby amended by deleting it in its entirety and replacing it with the following:


                  "The required quorum for Board action shall be the presence at a Board meeting of at least four directors; provided that (i) so long as MSCP has the right to designate a director on the Board, a quorum must include at least one director designated by MSCP and (ii) so long as either Fleet or Waller-Sutton has the right to designate a director on the Board, a quorum must include at least one director designated by either Fleet or Waller-Sutton."

         SECTION 2. Other Defined Terms. Capitalized terms used in this Amendment and not otherwise defined have the meanings ascribed to them in the Original Agreement.

         SECTION 3. Effect of Amendment; Governing Law. Except as amended hereby, the Original Agreement shall remain unchanged. The Original Agreement, as amended hereby, shall remain in full force and effect. This Amendment shall be governed by, and construed under, the laws of the State of Delaware, all rights and remedies being governed by said laws, without regard to conflict of laws principles.

         SECTION 4. Counterparts. This Amendment may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same Amendment.

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

                                    CHOICE ONE COMMUNICATIONS INC.

                                         /s/ Steve M. Dubnik
                                    By:----------------------------

                                         President and Chief Executive Officer
                                    Its:---------------------------

                                    CHOICE ONE COMMUNICATIONS
                                          L.L.C.

                                         /s/ Steve M. Dubnik
                                    By: ---------------------------

                                         Authorized Person
                                    Its:---------------------------


                                    MANAGEMENT MEMBERS

                                         /s/ Steve M. Dubnik
                                    --------------------------------
                                    Steve M. Dubnik, as a Management
                                    Member and as Chief Executive Officer

                                         /s/ Mae Squier-Dow
                                    --------------------------------
                                    Mae Squier-Dow

                                         /s/ Kevin Dickens
                                    --------------------------------
                                    Kevin Dickens

                                         /s/ Phillip Yawman
                                    --------------------------------
                                    Phillip Yawman

                                         /s/ Joseph Schaal
                                    --------------------------------
                                    Joseph Schaal

                                            /s/  Elizabeth Ellis
                                         --------------------------------
                                         Elizabeth Ellis

                                            /s/ Joseph Calzone
                                         --------------------------------
                                         Joseph Calzone

                                            /s/ Michelle Paroda
                                         --------------------------------
                                         Michelle Paroda

                                            /s/ Linda Chapman
                                         --------------------------------
                                         Linda Chapman

                                            /s/ John Zimmer
                                         --------------------------------
                                         John Zimmer

                                            /s/ David Fitts
                                         --------------------------------
                                         David Fitts

                                            /s/ Kenneth Okolowicz
                                         --------------------------------
                                         Kenneth Okolowicz

                                            /s/ Daniel K. Iles
                                         --------------------------------
                                         Daniel K. Iles

                                            /s/ Michael D'Angelo
                                         --------------------------------
                                         Michael D'Angelo

                                            /s/ Robert Merrill
                                         --------------------------------
                                         Robert Merrill

                                            /s/ Kim Scovill
                                         --------------------------------
                                         Kim Scovill

                                       INVESTOR MEMBERS

                                       MORGAN STANLEY CAPITAL PARTNERS III, L.P.

                                       By MSCP III, L.P., its general partner
                                       By Morgan Stanley Capital Partners III,
                                            Inc., its general partner

                                              /s/ Michael Jansen
                                       By  ------------------------------

                                              Managing Director
                                       Its ------------------------------

                                              /s/ John Ehrenkranz
                                       By  ------------------------------

                                              Principal
                                       Its ------------------------------


                                       MSCP III 892 INVESTORS, L.P.

                                       By MSCP III, L.P., its general partner
                                       By Morgan Stanley Capital Partners III,
                                            Inc., its general partner

                                              /s/ Michael Jansen
                                       By  ------------------------------

                                              Managing Director
                                       Its ------------------------------

                                              /s/ John Ehrenkranz
                                       By  ------------------------------

                                              Principal
                                       Its ------------------------------



                                       MORGAN STANLEY CAPITAL
                                          INVESTORS, L.P.

                                       By MSCP III, L.P., its general partner
                                       By Morgan Stanley Capital Partners III,
                                           Inc., its general partner

                                              /s/ Michael Jansen
                                       By  ------------------------------

                                              Managing Director
                                       Its ------------------------------

                                              /s/ John Ehrenkranz
                                       By  ------------------------------

                                              Principal
                                       Its ------------------------------

                                    CHISHOLM PARTNERS III, L.P.

                                    By  Silverado III, L.P., its General Partner
                                    By  Silverado III Corp., its General Partner

                                            /s/  Robert M. Van Degna
                                    By  ------------------------------
                                        Robert M. Van Degna
                                        Chairman & CEO


                                    KENNEDY PLAZA PARTNERS

                                            /s/  Robert M. Van Degna
                                    By  ------------------------------
                                        Robert M. Van Degna
                                        Managing General Partner


                                    FLEET VENTURE RESOURCES, INC.

                                            /s/  Robert M. Van Degna
                                    By  ------------------------------
                                        Robert M. Van Degna
                                        Chairman & CEO


                                    FLEET EQUITY PARTNERS VI, L.P.

                                    By    Fleet Growth Resources II, Inc., its
                                    General Partner

                                            /s/  Robert M. Van Degna
                                    By ------------------------------
                                       Robert M. Van Degna
                                       Chairman & CEO

                                WALLER-SUTTON MEDIA PARTNERS, L.P.


                                By   Waller Sutton Media, L.L.C. its general
                                     partner

                                        /s/ Bruce Hernandez
                                By   ------------------------------

                                        Chief Executive Officer
                                Its  ------------------------------



                                FIRST UNION CAPITAL PARTNERS,
                                   INC.

                                        /s/ Pearce Kandry
                                By   ------------------------------

                                        Managing Partner
                                Its  ------------------------------



                                ROYCE J. HOLLAND

                                        /s/ Royce J. Holland
                                ------------------------------
                                Royce J. Holland